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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 27, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202


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                    MICHIGAN                                     38-1999511
(State or other jurisdiction of incorporation or    (I.R.S. Employer Identification No.)
                  organization)

       25505 W. TWELVE MILE ROAD, SUITE 3000                     48034-8339
              SOUTHFIELD, MICHIGAN                               (Zip Code)
     (Address of Principal Executive Offices)
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(Registrant's telephone number, including area code): (248) 353-2700

                          ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS.

         On May 27, 2005, Credit Acceptance Corporation (the "Company") issued a press release announcing the receipt of an extension from NASDAQ and revised waivers from lenders. The press release, dated May 27, 2005, is attached as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits.

                  99.1     Press Release dated May 27, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CREDIT ACCEPTANCE CORPORATION
                                    (Registrant)

                                    By: /s/  Kenneth S. Booth
                                    -------------------------------
                                    Kenneth S. Booth
                                    Chief Financial Officer
                                    May 27, 2005



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                                INDEX OF EXHIBITS


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EXHIBIT NO.                     DESCRIPTION
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   99.1         Press Release dated May 27, 2005.
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